EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of All American Gold Corp. (the “Company”) on Form 10-Q for the third quarter ended February 29, 2012, as filed with the Securities and Exchange date hereof (the “Quarterly Report”), I, Gaspar R. Gonzalez, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2012

/s/ “Gaspar R. Gonzalez”

Gaspar R. Gonzalez
Chief Financial Officer